The date of the above supplement is May 1, 2007.

G03-067 5/1/07

Supplement to prospectus dated May 1, 2007
Erratum

Effective May 1, 2007, the fund`s operating policy that sets forth the percentage of the fund`s "total bond assets" that may be invested in non-investment grade securities is hereby corrected to remove the word "bond" and refer to "total assets" instead.

G03-067 5/1/07